                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 9, 1996
                                                 ---------------------

                      Brylane, L.P.; Brylane Capital Corp.
 -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        33-69532                    13-3794198
-------------------------------------------------------------------------------
(State or other                  (Commission                (I.R.S. Employer
 jurisdiction                     File Number)               Identification No.)
 of incorporation)

   463 Seventh Avenue, 21st Floor, New York, New York              10018
 -----------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code   (212) 613-9500
                                                   ----------------

                                 Not Applicable
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                                              Page 1 of 12 Pages
                                                 Exhibit index begins at page 9.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On December 9, 1996 (the "Closing Date"), Brylane, L.P., a Delaware limited partnership ("Brylane"), completed the acquisition of the Chadwick's of Boston catalog division (the "Business") of The TJX Companies, Inc., a Delaware corporation ("TJX"), pursuant to the terms of the following agreements (collectively, the "Agreements"): (1) the Asset Purchase Agreement dated October 18, 1996 by and among TJX, Chadwick's, Inc., a Massachusetts corporation and wholly-owned subsidiary of TJX ("Chadwick's"), and Brylane (as amended by Amendment No. 1 thereto dated as of December 9, 1996, the "Purchase Agreement"); and (2) the Asset Purchase Agreement dated October 18, 1996 by and between CDM Corp., a Nevada corporation and a wholly-owned subsidiary of Chadwick's ("CDM"), and Brylane. The Business is a catalog business devoted to off-price women's regular size apparel and related accessories. The Agreements provided for the sale by TJX and CDM to Brylane of real property, fixtures and equipment (consisting primarily of the land, building and equipment related to Chadwick's West Bridgewater telemarketing and fulfillment center), certain accounts receivable, inventory, supplies, books and records, certain trademark and proprietary rights, permits, certain prepaid expenses and prepaid rent, certain other personal property and certain contract rights and leases relating to the Business (the "Acquisition").

          Brylane paid to Chadwick's and CDM an aggregate of $222,800,419 in cash ($192,143,419 and $30,700,000, respectively) and issued to Chadwick's a convertible subordinated note in the principal amount of $20,000,000, which note matures in 2006 and bears interest at an initial rate of 6% per annum (the "Purchase Price"), in return for the assets relating to the Business. In connection with the Acquisition, Brylane received $51,328,900 of new equity contributed by affiliates of Freeman Spogli & Co. Incorporated (the majority owner of Brylane), Leeway & Co., NYNEX and WearGuard Corporation. Brylane also entered into a new Credit Agreement dated as of December 9, 1996 among Brylane, the lenders listed therein, Morgan Guaranty Trust Company of New York, as administrative agent, and Merrill Lynch Capital Corporation, as documentation agent (the "Credit Agreement"), which consists of (i) a $213 million five-year term loan, (ii) a $70 million six-year and one quarter term loan (collectively, the "Term Loans"), and (iii) a $125 million five-year revolving credit facility with a $75 million sublimit for letters of credit. The Term Loans were used to fund a portion of the cash paid in connection with the Acquisition, as well as to repay Brylane's existing indebtedness under its old bank credit facility.

          Also in connection with the Acquisition, Brylane entered into that certain Accounts Receivable Purchase Agreement dated as of December 9, 1996 between Brylane and Alliance Data Systems Corporation ("ADS"), pursuant to which ADS will purchase accounts receivable generated by the Chadwick's deferred billing program in an aggregate amount up to $100 million at any one time. ADS will purchase the receivables on a limited recourse basis at a discount from face value. Brylane will pay to ADS transaction costs including a fee of $0.03 per purchased account, and carrying costs equal to LIBOR plus 0.8% or a defined prime rate plus 15 basis points.

          The Purchase Price was determined by representatives of Brylane, TJX and Chadwick's based upon a determination of the fair market value of the assets of the Business and by means of arm's-length bargaining between such parties.

          There was no material relationship between Brylane or any of its affiliates (including their respective officers, directors, partners and authorized representatives, and any associate of any such individuals), on the one hand, and TJX, Chadwick's, CDM or any of their respective affiliates (including their respective officers and directors, and any associate of any such officer or director), on the other hand.

          (b) Prior to the Acquisition, TJX operated the Business as a catalog business devoted to the marketing and sale of off-price women's regular size apparel and related accessories. Chadwick's also operates two outlet stores located in Brockton, Massachusetts and in Nashua, New Hampshire. Brylane intends to continue the operation of the Business from Chadwick's current facilities (located in West Bridgewater, Massachusetts) in substantially the same manner and for the same purposes.

          Except as described above, none of the assets acquired by Brylane constituted plant, equipment or other physical property.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          As of the date hereof, it is impractical for Brylane to provide the required audited financial information. Brylane will file the required audited financial information under cover of Form 8-K/A as soon as practicable, but not later than February 22, 1997.

          (b) PRO FORMA FINANCIAL INFORMATION.

          As of the date hereof, it is impractical for Brylane to provide the required pro forma financial information. Brylane will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than February 22, 1997.

          (c)  EXHIBITS.

          2.1 Asset Purchase Agreement dated October 18, 1996 by and among TJX, Chadwick's and Brylane.*

          2.2 Amendment Number One dated as of December 9, 1996 by and among TJX, Chadwick's and Brylane to the Asset Purchase Agreement dated October 18, 1996.*

          2.3 Asset Purchase Agreement dated October 18, 1996 by and between CDM and Brylane.*

          3.1 Certificate of Incorporation of C.O.B. Management Services, Inc., a Delaware corporation and wholly-owned subsidiary of Brylane ("C.O.B. Management").

          3.2  Bylaws of C.O.B. Management.

          3.3 Certificate of Incorporation of Chadwick's Tradename Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Brylane ("Tradename Sub").

          3.4  Bylaws of Tradename Sub.

          3.5 Amendment No. 7 dated October 14, 1996 to the Agreement of Limited Partnership dated August 30, 1993, as amended (the "Partnership Agreement"), by and among Brylane, VGP Corporation, a Delaware corporation ("VGP"), VLP Corporation, a Delaware corporation ("VLP"), WearGuard Corporation, a Delaware corporation ("WearGuard"), and Lane Bryant Direct Holding, Inc., a Delaware corporation (as successor in interest to Lane Bryant Direct, Inc., a Delaware corporation, Lerner Direct, Inc., a Delaware corporation, and Roaman's, Inc., a Delaware corporation) ("Lane Bryant Direct").*

          3.6 Amendment No. 8 dated December 5, 1996 to the Partnership Agreement by and among Brylane, VGP, VLP, Lane Bryant Direct, WearGuard, Chadwick's, Leeway & Co., a Massachusetts partnership, as nominee for the Long-Term Investment Trust, a trust governed by the laws of the State of New York ("Leeway & Co."), and NYNEX Master Trust, a trust governed by the laws of the State of New York ("NYNEX").*

          3.7 Certificate of Amendment of Certificate of Incorporation of VP Holding Corporation, a Delaware corporation ("VP Holding"), as filed with the Office of the Secretary of State of Delaware on December 5, 1996.*

          3.8 Certificate of Designation of the Series A Convertible Redeemable Preferred Stock of VP Holding as filed with the Office of the Secretary of State of the State of Delaware on December 6, 1996.*

          4.1 Fourth Supplemental Indenture, dated as of December 9, 1996, by and among Brylane, Brylane Capital Corp., a Delaware corporation ("Finance Corp."), C.O.B. Management, Tradename Sub, and United States Trust Company of New York, as trustee (the "Trustee"), under the Indenture dated as of August 30, 1993, as amended, by and among Brylane, Finance Corp., the Guarantors named on the signature pages thereto, and the Trustee.*

          10.1 Services Agreement dated as of December 9, 1996 by and between Brylane and TJX.*

          10.2 Amendment No. 1 to Trademark License Agreement dated as of December 9, 1996 by and among Lanco, Inc., a Delaware corporation ("Lanco"), Lernco, Inc., a Delaware corporation ("Lernco"), Limited Stores, Inc., a Delaware corporation ("Limited Stores"), Lane Bryant, Inc., a Delaware corporation ("Lane Bryant"), Lane Bryant Direct (as successor corporation to Lane Bryant Direct, Inc. and Lerner Direct, Inc.) and Brylane.*

          10.3 Inventory Purchase Agreement dated as of December 9, 1996 by and between Brylane and TJX.*

          10.4 Stock Subscription Agreement for Preferred Stock dated as of December 9, 1996 by and between VP Holding Corporation and Dhananjaya K. Rao.*

          10.5 Stock Subscription Agreement for Preferred Stock dated as of December 9, 1996 by and between VP Holding Corporation and Carol Meyrowitz.*

          10.6 Employment Agreement dated as of December 9, 1996 between Brylane and Dhananjaya K. Rao.*

          10.7 Employment Agreement dated as of December 9, 1996 between Brylane and Carol Meyrowitz.*

          10.8 Credit Agreement dated as of December 9, 1996 by and among Brylane, the lenders listed therein, Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), as administrative agent, and Merrill Lynch Capital Corporation, as documentation agent (the "Credit Agreement").*

          10.9 Form of Tranche A Term Note to be executed by Brylane in favor of each of the various Lenders (as defined in the Credit Agreement).*

          10.10 Form of Tranche B Term Note to be executed by Brylane in favor of each of the various Lenders (as defined in the Credit Agreement).*

          10.11 Guarantee Agreement dated as of December 9, 1996 by and among B.L. Catalog Distribution, Inc., a Delaware corporation ("B.L. Catalog"), B.L. Management Services, Inc., a Delaware corporation ("B.L. Management"), B.N.Y. Service Corp., a Delaware corporation ("Service Corp."), Finance Corp., K.S. Management Services, Inc., a Delaware corporation ("K.S. Management"), C.O.B. Management, Tradename Sub, B.L. Catalog Distribution Partnership, an Indiana general partnership ("Catalog Partnership"), and B.L. Management Services Partnership, a New York general partnership ("Management Partnership"), as guarantors, and Morgan Guaranty, as administrative agent for the lenders and the Issuing Banks (as defined in the Credit Agreement).*

          10.12 Pledge Agreement dated as of December 9, 1996 by and among Brylane, B.L. Catalog, B.L. Management, Service Corp., Finance Corp., K.S. Management, C.O.B. Management and Tradename Sub, as pledgors, and Morgan Guaranty, as security agent.*

          10.13 Security Agreement dated as of December 9, 1996 by and among Brylane, B.L. Catalog, B.L. Management, Service Corp., Finance Corp., K.S. Management, C.O.B. Management, Tradename Sub, Catalog Partnership and Management Partnership, as grantors, and Morgan Guaranty, as security agent.*

          10.14 Trademark Collateral Agreement dated as of December 9, 1996 by and among Lanco, Lernco, Limited Stores, Lerner Stores, Inc., Lane Bryant, and Morgan Guaranty, as security agent for the lenders party to the Credit Agreement.*

          10.15 Accounts Receivable Purchase Agreement dated as of December 9, 1996 between Brylane and ADS.*

          10.16 Unit Subscription Agreement dated as of December 5, 1996 by and among Brylane, VP Holding, FS Equity Partners II, L.P., a California limited partnership ("FSEP II"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International"), VGP, VLP, WearGuard, Leeway & Co. and NYNEX.*

          10.17 First Amended and Restated Incorporation and Exchange Agreement dated as of December 9, 1996 by and among FSEP II, FSEP III, FSEP International, Lane Bryant Direct, The Limited, Inc., a Delaware corporation, WearGuard, Leeway & Co., NYNEX, Chadwick's and Brylane (with exhibits attached thereto, including forms of Registration Rights Agreement, Stockholders Agreement and Amended and Restated Agreement of Limited Partnership).*

          10.18 Brylane, L.P. Convertible Subordinated Note dated as of December 9, 1996 issued to Chadwick's in the principal amount of $20,000,000 (with form of Brylane Inc. and Brylane, L.P. Note attached as an exhibit thereto).*

          99.1  Press Release of Brylane dated October 21, 1996.

________________________

*    To be filed by amendment.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BRYLANE, L.P.
                              BRYLANE CAPITAL CORP.



Dated:  December 20, 1996     By:   /s/ Robert A. Pulciani
                                    ----------------------
                                    Robert A. Pulciani
                                    Authorized Representative of Brylane, L.P.,
                                    and Executive Vice President,
                                    Chief Financial Officer, Secretary and
                                    Treasurer of Brylane, L.P. and Brylane
                                    Capital Corp.

                                    (On behalf of the Registrants and as the principal financial and accounting officer of the Registrants)

                                 EXHIBIT INDEX


           EXHIBIT                                                                        PAGE
           NUMBER                           DESCRIPTION                                   NUMBER
         -----------                       -------------                                 --------
             2.1         Asset Purchase Agreement dated October 18, 1996 by and
                         among TJX, Chadwick's and Brylane.*

             2.2 Amendment Number One dated as of December 9, 1996 by and among TJX, Chadwick's and Brylane to the Asset
                         Purchase Agreement dated October 18, 1996.*

             2.3 Asset Purchase Agreement dated October 18, 1996 by and between CDM and Brylane.*

             3.1         Certificate of Incorporation of C.O.B. Management Services,
                         Inc., a Delaware corporation and wholly-owned subsidiary of
                         Brylane ("C.O.B. Management").

             3.2         Bylaws of C.O.B. Management.

             3.3         Certificate of Incorporation of Chadwick's Tradename Sub,
                         Inc., a Delaware corporation and wholly-owned subsidiary of
                         Brylane ("Tradename Sub").

             3.4         Bylaws of Tradename Sub.

             3.5         Amendment No. 7 dated October 14, 1996 to the Agreement
                         of Limited Partnership dated August 30, 1993, as amended
                         (the "Partnership Agreement"), by and among Brylane, VGP
                         Corporation, a Delaware corporation ("VGP"), VLP
                         Corporation, a Delaware corporation ("VLP"), WearGuard
                         Corporation, a Delaware corporation ("WearGuard"), and
                         Lane Bryant Direct Holding, Inc., a Delaware corporation (as successor in interest to Lane Bryant Direct, Inc., a Delaware corporation, Lerner Direct, Inc., a Delaware corporation, and
                         Roaman's, Inc., a Delaware corporation) ("Lane Bryant
                         Direct").*

             3.6         Amendment No. 8 dated December 5, 1996 to the Partnership
                         Agreement by and among Brylane, VGP, VLP, Lane Bryant
                         Direct, WearGuard, Chadwick's, Leeway & Co., a
                         Massachusetts partnership, as nominee for the Long-Term
                         Investment Trust, a trust governed by the laws of the State of
                         New York ("Leeway & Co."), and NYNEX Master Trust, a
                         trust governed by the laws of the State of New York
                         ("NYNEX").*

           EXHIBIT                                                                        PAGE
           NUMBER                           DESCRIPTION                                   NUMBER
         -----------                       -------------                                 --------

             3.7         Certificate of Amendment of Certificate of Incorporation of
                         VP Holding Corporation, a Delaware corporation ("VP
                         Holding"), as filed with the Office of the Secretary of State of
                         Delaware on December 5, 1996.*

             3.8         Certificate of Designation of the Series A Convertible
                         Redeemable Preferred Stock of VP Holding as filed with the
                         Office of the Secretary of State of the State of Delaware on
                         December 6, 1996.*

             4.1         Fourth Supplemental Indenture, dated as of December 9,
                         1996, by and among Brylane, Brylane Capital Corp., a
                         Delaware corporation ("Finance Corp."), C.O.B.
                         Management, Tradename Sub, and United States Trust
                         Company of New York, as trustee (the "Trustee"), under the
                         Indenture dated as of August 30, 1993, as amended, by and
                         among Brylane, Finance Corp., the Guarantors named on the
                         signature pages thereto, and the Trustee.*

            10.1 Services Agreement dated as of December 9, 1996 by and between Brylane and TJX.*

            10.2         Amendment No. 1 to Trademark License Agreement dated as
                         of December 9, 1996 by and among Lanco, Inc., a Delaware
                         corporation ("Lanco"), Lernco, Inc., a Delaware corporation
                         ("Lernco"), Limited Stores, Inc., a Delaware corporation
                         ("Limited Stores"), Lane Bryant, Inc., a Delaware corporation
                         ("Lane Bryant"), Lane Bryant Direct (as successor corporation to Lane Bryant Direct, Inc. and Lerner Direct, Inc.) and
                         Brylane.*

            10.3 Inventory Purchase Agreement dated as of December 9, 1996 by and between Brylane and TJX.*

            10.4         Stock Subscription Agreement for Preferred Stock dated as of
                         December 9, 1996 by and between VP Holding Corporation
                         and Dhananjaya K. Rao.*

            10.5         Stock Subscription Agreement for Preferred Stock dated as of
                         December 9, 1996 by and between VP Holding Corporation
                         and Carol Meyrowitz.*

            10.6 Employment Agreement dated as of December 9, 1996 between Brylane and Dhananjaya K. Rao.*

            10.7 Employment Agreement dated as of December 9, 1996 between Brylane and Carol Meyrowitz.*

           EXHIBIT                                                                        PAGE
           NUMBER                           DESCRIPTION                                   NUMBER
         -----------                       -------------                                 --------

           10.8 Credit Agreement dated as of December 9, 1996 by and among Brylane, the lenders listed therein, Morgan
                         Guaranty Trust Company of New York ("Morgan Guaranty"), as administrative agent, and Merrill Lynch Capital
                         Corporation, as documentation agent (the "Credit
                         Agreement").*

           10.9 Form of Tranche A Term Note to be executed by Brylane in favor of each of the various Lenders (as defined in the Credit Agreement).*

           10.10         Form of Tranche B Term Note to be executed by Brylane in
                         favor of each of the various Lenders (as defined in the Credit
                         Agreement).*

           10.11 Guarantee Agreement dated as of December 9, 1996 by and among B.L. Catalog Distribution, Inc., a Delaware corporation ("B.L. Catalog"), B.L. Management Services,
                         Inc., a Delaware corporation ("B.L. Management"),
                         B.N.Y. Service Corp., a Delaware corporation ("Service
                         Corp."), Finance Corp., K.S. Management Services, Inc., a Delaware corporation ("K.S. Management"), C.O.B.
                         Management, Tradename Sub, B.L. Catalog Distribution
                         Partnership, an Indiana general partnership ("Catalog
                         Partnership"), and B.L. Management Services
                         Partnership, a New York general partnership
                         ("Management Partnership"), as guarantors, and Morgan
                         Guaranty, as administrative agent for the lenders and the Issuing Banks (as defined in the Credit
                         Agreement).*

           10.12 Pledge Agreement dated as of December 9, 1996 by and among Brylane, B.L. Catalog, B.L. Management, Service
                         Corp., Finance Corp., K.S. Management, C.O.B.
                         Management and Tradename Sub, as pledgors, and Morgan
                         Guaranty, as security agent.*

           10.13 Security Agreement dated as of December 9, 1996 by and among Brylane, B.L. Catalog, B.L. Management, Service
                         Corp., Finance Corp., K.S. Management, C.O.B.
                         Management, Tradename Sub, Catalog Partnership and
                         Management Partnership, as grantors, and Morgan
                         Guaranty, as security agent.*

           10.14         Trademark Collateral Agreement dated as of December 9,
                         1996 by and among Lanco, Lernco, Limited Stores, Lerner
                         Stores, Inc., Lane Bryant, and Morgan Guaranty, as security agent for the lenders party to the Credit
                         Agreement.*

           EXHIBIT                                                                        PAGE
           NUMBER                           DESCRIPTION                                   NUMBER
         -----------                       -------------                                 --------

           10.15         Accounts Receivable Purchase Agreement dated as of
                         December 9, 1996 between Brylane and ADS.*

           10.16         Unit Subscription Agreement dated as of December 5, 1996
                         by and among Brylane, VP Holding, FS Equity Partners II,
                         L.P., a California limited partnership ("FSEP II"), FS Equity
                         Partners III, L.P., a Delaware limited partnership
                         ("FSEP III"), FS Equity Partners International, L.P., a
                         Delaware limited partnership ("FSEP International"), VGP,
                         VLP, WearGuard, Leeway & Co. and NYNEX.*

           10.17         First Amended and Restated Incorporation and Exchange
                         Agreement dated as of December 9, 1996 by and among
                         FSEP II, FSEP III, FSEP International, Lane Bryant Direct,
                         The Limited, Inc., a Delaware corporation, WearGuard,
                         Leeway & Co., NYNEX, Chadwick's and Brylane (with
                         exhibits attached thereto, including forms of Registration
                         Rights Agreement, Stockholders Agreement and Amended and
                         Restated Agreement of Limited Partnership).*

           10.18         Brylane, L.P. Convertible Subordinated Note dated as of
                         December 9, 1996 issued to Chadwick's in the principal amount of $20,000,000 (with form of Brylane Inc. and Brylane, L.P. Note attached as an exhibit thereto).*

            99.1         Press Release of Brylane dated October 21, 1996.

------------------------

* To be filed by amendment.